UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 3, 2008
PeopleSupport, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33679	95-4695021

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Glendon Ave., Suite 1250
Los Angeles, California 90024
(Address of Principal Executive Offices)
(310) 824-6200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Material Agreement
On August 3, 2008, PeopleSupport, Inc., a Delaware corporation (“PeopleSupport”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among PeopleSupport, Essar Services, Mauritius, a company organized under the laws of Mauritius, (“Essar”), and Easter Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Essar (“Merger Sub”), pursuant to which Merger Sub will merge with and into PeopleSupport, with PeopleSupport as the surviving corporation and a wholly owned subsidiary of Essar (the “Merger”).
Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of PeopleSupport common stock, $0.001 par value per share, will be canceled and will be automatically converted into the right to receive a merger consideration of $12.25 in cash, without interest thereon. In connection with the Merger, all of PeopleSupport’s outstanding stock options and restricted stock units outstanding and unexercised, as the case may be, immediately prior to the effective time of the Merger, whether or not vested, will be cancelled and converted into the right to receive the merger consideration.
Completion of the Merger is subject to customary closing conditions, including (i) approval and adoption of the Merger Agreement by PeopleSupport’s stockholders, (ii) expiration or termination of the applicable waiting period under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and/or regulatory approvals and (iii) the absence of any order or injunction prohibiting the consummation of the Merger.
The Board of Directors of PeopleSupport unanimously approved the Merger Agreement and determined that the Merger Agreement and the Merger were advisable, fair to and in the best interest of PeopleSupport and its stockholders. Credit Suisse Securities (USA) LLC served as financial advisor to PeopleSupport and rendered a fairness opinion to PeopleSupport’s Board of Directors as to the fairness, from a financial point of view, of the consideration to be received by PeopleSupport’s stockholders in the Merger. The Board of Directors also approved an amendment dated August 3, 2008 to the Shareholder Rights Agreement dated as of August, 28, 2007 between PeopleSupport and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement Amendment”). A copy of the form of Rights Agreement Amendment is attached to the Merger Agreement as Exhibit C.
The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference. A joint press release, issued on August 4, 2008, announcing the signing of the Merger Agreement, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Additional Information and Where to Find It
PeopleSupport will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed Merger. Investors and stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding Essar, PeopleSupport, the proposed Merger, the persons soliciting proxies in connection with the proposed merger on behalf of PeopleSupport and the interests of those persons in the proposed Merger and related matters. PeopleSupport intends to mail the proxy statement to its stockholders as soon as practicable. Investors and stockholders will be able to obtain a copy of the proxy statement and other documents filed by PeopleSupport with the SEC free of charge at the Web site maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by PeopleSupport are available free of charge by contacting PeopleSupport Investor Relations, Peter Hargittay (310) 824-6182.
Participants in Solicitation
PeopleSupport and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the PeopleSupport stockholders in connection with the proposed Merger and related items. Information regarding the directors and executive officers of PeopleSupport and their ownership of PeopleSupport stock is set forth in PeopleSupport’s proxy statement for PeopleSupport’s 2008 annual meeting of stockholders. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement when it becomes available.
Certain statements in this press release including, but not limited to, statements regarding the terms of the Merger, including the merger consideration, the anticipated benefits of the merger and the expected timing of the Merger are forward-looking statements within the meaning of the Private Securities Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than expectations. Such risks and uncertainties include, but are not limited to, the risk that we will not realize the anticipated benefits of this acquisition; that the Merger will not be consummated; failure to receive regulatory approval for the acquisition; failure to obtain the approval of the PeopleSupport stockholders; diversion of management’s attention; retaining key employees; risks associated with international operations; trends in the outsourcing industry and other risks detailed from time to time in the reports PeopleSupport files with the SEC including PeopleSupport’s Form 10-Q for the period ended March 31, 2008. Copies of reports PeopleSupport filed with the SEC are posted on its Web site and is available from PeopleSupport without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, Essar and PeopleSupport disclaim any obligation to update these forward-looking statements to reflect future events or circumstances.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 3, 2008, by and among PeopleSupport, Inc., Essar Services, Mauritius, a company organized under the laws of Mauritius, and Easter Merger Sub, Inc. a Delaware corporation and wholly owned subsidiary of Essar Services, Mauritius.

99.1	Press release dated August 4, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: August 4, 2008

PEOPLESUPPORT, INC.
By:	/s/ Lance Rosenzweig
Lance Rosenzweig
Chief Executive Office

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 3, 2008, by and among PeopleSupport, Inc., Essar Services, Mauritius, a company organized under the laws of Mauritius, and Easter Merger Sub, Inc. a Delaware corporation and wholly owned subsidiary of Essar Services, Mauritius.

99.1	Press release dated August 4, 2008.